SUPPLEMENT TO

THE CALVERT FUND
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund

Prospectus dated January 31, 2006

Date of Supplement: September 1, 2006

Matt Nottingham has resigned as co-portfolio manager of each Fund. To reflect this change, the Prospectus is revised as follows:

Delete all references to Matt Nottingham under "Portfolio Management Team" on page 32.